Segment Information And Geographical Information	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Segment Information And Geographical Information [Abstract]
Segment Reporting Disclosure [Text Block]
6.	Segment Information and Geographical Information

We consider our business activities to be in a single reporting segment as we derive greater than 90% of our revenue and results of operations from processing revenues and other fees from card-based payments. No single merchant accounted for more than 3% of our revenue during the third quarter of 2011. Substantially all revenues are generated in the United States.

12.	Segment Information and Geographical Information

We consider our business activities to be in a single reporting segment as we derive greater than 90% of our revenue and results of operations from processing revenues and other fees from card-based payments. Substantially all revenues are generated in the United States.